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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004



                                  MANPOWER INC.
                              -------------------
             (Exact name of registrant as specified in its charter)



         Wisconsin                      1-10686                   39-1672779
         ---------                      -------                   ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                5301 North Ironwood Road
                  Milwaukee, Wisconsin                     53217
                  --------------------                     -----
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (414) 961-1000




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Item 7.  Exhibits.

         Exhibit No.       Description
         -----------       -----------
            99.1           Press Release dated January 29, 2004


Item 12. Results of Operations and Financial Condition.

         On January 29, 2004, Manpower Inc. issued a press release announcing its results of operations for the three-month period and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is furnished under Item 12 of Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MANPOWER INC.

         Dated:  January 29, 2004     By: /s/ Michael J. Van Handel
                 ----------------         -------------------------
                                          Michael J. Van Handel
                                          Executive Vice President
                                          Chief Financial Officer and Secretary


                                 EXHIBIT INDEX


         Exhibit No.       Description
         -----------       -----------
            99.1           Press Release dated January 29, 2004


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